Exhibit 99.1

Navidea Biopharmaceuticals Announces Business Update Call and Changes to Board of Directors Composition

Conference Call to be held Thursday, December 16, 2021 at 5:00 pm (EST)

DUBLIN, Ohio--(BUSINESS WIRE)--Navidea Biopharmaceuticals, Inc. (NYSE American: NAVB) (“Navidea” or the “Company”), a company focused on the development of precision immunodiagnostic agents and immunotherapeutics, today announced a conference call to provide updates and discuss strategy, as well as the resignation of Thomas Farb and Agnieszka Winkler as members of the Company’s Board of Directors (the “Board”), effective December 5, 2021.

The Company will hold the conference call and webcast on Thursday, December 16, 2021 at 5:00 p.m. (EST). Chairman Alexander L. Cappello, Vice Chairman John K. Scott, Jr., and Chief Medical Officer Dr. Michael Rosol will host the call and webcast to provide an update on recent developments and clinical progress.

Michael Rosol, Navidea’s Chief Medical Officer, said, “The senior management of the Company, as well as the Board of Directors, are eager to hold this informational Q&A call with our shareholders to provide updates and outline strategy as we move forward.”

Alexander L. Cappello, Chair of Navidea’s Board of Directors, said, “We look forward to the discussion on the 16th and getting to know our investors and addressing their interests and concerns. We also wish to thank both Thomas Farb and Agnieszka Winkler for their outstanding service on the Board and the valuable insights they have provided during this time of transition for the Company. Their contributions helped shape the direction of the Company as we move forward. We wish them the best in their future endeavors.”

To participate in the call and webcast, please refer to the information below:

Event: Navidea Biopharmaceuticals Business Update

Date: Thursday, December 16, 2021

Time: 5:00 p.m. (EST)

U.S. & Canada Dial-In: 877-407-0312

International Dial-In: +1 201-389-0899

Conference ID: 13725627

Webcast Link: https://webcast-eqs.com/navidbioph20211216/en

A live audio webcast of the conference call will also be available on the investor relations page of Navidea’s corporate website at www.navidea.com. In addition, the recorded conference call can be replayed and will be available for 90 days following the call on Navidea’s website.

About Navidea

Navidea Biopharmaceuticals, Inc. (NYSE American: NAVB) is a biopharmaceutical company focused on the development of precision immunodiagnostic agents and immunotherapeutics. Navidea is developing multiple precision-targeted products based on its Manocept™ platform to enhance patient care by identifying the sites and pathways of disease and enable better diagnostic accuracy, clinical decision-making, and targeted treatment. Navidea’s Manocept platform is predicated on the ability to specifically target the CD206 mannose receptor expressed on activated macrophages. The Manocept platform serves as the molecular backbone of Tc99m tilmanocept, the first product developed and commercialized by Navidea based on the platform. Navidea’s strategy is to deliver superior growth and shareholder return by bringing to market novel products and advancing the Company’s pipeline through global partnering and commercialization efforts. For more information, please visit www.navidea.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends affecting the financial condition of our business. Forward-looking statements include our expectations regarding pending litigation and other matters. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including, among other things: our history of operating losses and uncertainty of future profitability; the final outcome of any pending litigation; our ability to successfully complete research and further development of our drug candidates; the timing, cost and uncertainty of obtaining regulatory approvals of our drug candidates; our ability to successfully commercialize our drug candidates; dependence on royalties and grant revenue; our ability to implement our growth strategy; anticipated trends in our business; our limited product line and distribution channels; advances in technologies and development of new competitive products; our ability to comply with the NYSE American continued listing standards; our ability to maintain effective internal control over financial reporting; the impact of the current coronavirus pandemic; and other risk factors detailed in our most recent Annual Report on Form 10-K and other SEC filings. You are urged to carefully review and consider the disclosures found in our SEC filings, which are available at http://www.sec.gov or at http://ir.navidea.com.

Investors are urged to consider statements that include the words “will,” “may,” “could,” “should,” “plan,” “continue,” “designed,” “goal,” “forecast,” “future,” “believe,” “intend,” “expect,” “anticipate,” “estimate,” “project,” and similar expressions, as well as the negatives of those words or other comparable words, to be uncertain forward-looking statements.

You are cautioned not to place undue reliance on any forward-looking statements, any of which could turn out to be incorrect. We undertake no obligation to update publicly or revise any forward-looking statements, whether as a result of new information, future events or otherwise after the date of this report. In light of these risks and uncertainties, the forward-looking events and circumstances discussed in this report may not occur and actual results could differ materially from those anticipated or implied in the forward-looking statements.

Investor Relations Contact

Navidea Biopharmaceuticals, Inc.

Jeffrey Smith

Vice President of Operations

614-822-2365

jsmith@navidea.com